Exhibit 99.1

Annovis Announces NYSE Acceptance of Plan to Regain Listing Compliance

Malvern, Pa., June 19, 2025 – Annovis Bio, Inc. (NYSE: ANVS) ("Annovis" or the “Company”), a late-stage clinical drug platform company pioneering transformative therapies for neurodegenerative diseases such as Alzheimer's disease (AD) and Parkinson's disease (PD), today announced it received notification (the "Acceptance Letter") from the New York Stock Exchange ("NYSE") that the NYSE has accepted the Company's previously-submitted plan (the "Plan") to regain compliance with the NYSE's continued listing standards relating to minimum market capitalization and stockholders' equity.

In the Acceptance Letter, the NYSE granted the Company an 18-month period from the Company’s receipt of the NYSE’s Notice of Noncompliance dated March 26, 2025 (the "Plan Period") to regain compliance with the continued listing standards. As part of the Plan, the Company is required to provide the NYSE quarterly updates regarding its progress towards the goals and initiatives in the Plan.

The Company expects its stock will continue to be listed on the NYSE during the Plan Period, subject to the Company adherence to the Plan and compliance with other applicable NYSE continued listing standards. The Company's receipt of such notification from the NYSE does not affect the Company's business, operations or reporting requirements with the U.S. Securities and Exchange Commission.

Forward-Looking Statements

This press release contains, and oral statements made from time to time by our representatives may contain, “forward-looking statements.” Forward-looking statements include statements identified by words such as “could,” “may,” “might,” “will,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects,” “continues,” “projects” and similar references to future periods, or by the inclusion of forecasts or projections. Forward-looking statements are based on our current expectations and assumptions regarding capital market conditions, our business, the economy and other future conditions. Because forward-looking statements relate to the future, by their nature, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. As a result, our actual results may differ materially from those contemplated by the forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, the Company’s ability to develop a plan to regain compliance with the continued listing criteria of the NYSE; the NYSE’s acceptance of such plan; the Company’s ability to execute such plan and to continue to comply with applicable listing standards within the available cure period; risks arising from the potential suspension of trading of the Company’s common stock on the NYSE; regional, national or global political, economic, business, competitive, market and regulatory conditions, including risks regarding our ability to manage inventory or anticipate consumer demand; changes in consumer confidence and spending; our competitive environment; our failure to open new profitable stores or successfully enter new markets and other factors set forth under “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024. Any forward-looking statement made in this report speaks only as of the date on which it is made. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

About Annovis

Headquartered in Malvern, Pennsylvania, Annovis is dedicated to addressing neurodegeneration in diseases such as AD and PD. The Company is committed to developing innovative therapies that improve patient outcomes and quality of life. For more information, visit www.annovisbio.com and follow us on LinkedIn, YouTube, and X.

Contact Information:

Annovis Bio Inc.

101 Lindenwood Drive

Suite 225

Malvern, PA 19355

www.annovisbio.com

Investor Contact:

Alexander Morin, Ph.D.

Director, Strategic Communications

Annovis Bio

ir@annovisbio.com